UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2009

TIER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23195 (Commission File Number)	94-3145844 (IRS Employer Identification No.)
10780 Parkridge Blvd., 4th Floor Reston, Virginia (Address of Principal Executive Offices)		20191 (Zip Code)
Registrant's telephone number, including area code: 571-382-1000
Not Applicable ------------------------------------------------------------------------------------------------------------------------ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities act (17 CFR 230.425)
☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 14, 2009, the registrant entered into a further amendment to the Rights Agreement, dated January 10, 2006, as amended as of July 12, 2007, and as amended as of February 23, 2009, between the Company and American Stock Transfer & Trust Company, as Rights Agent (the “Rights Agreement”).  Pursuant to this amendment, the “Final Expiration Date” (as defined in the Rights Agreement) was advanced from the close of business on January 10, 2016, to the close of business on August 14, 2009.  As a result of this amendment, effective as of the close of business on August 14, 2009, the Rights (as defined in the Rights Agreement) expired and were no longer outstanding and the Rights Agreement was effectively terminated.  The description herein of the amendment to the Rights Agreement is qualified in its entirety by reference to the amendment, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 is incorporated by reference into this Item 1.02.  Descriptions of the material terms and conditions of the Rights Agreement and the amendments thereto are contained in the Current Reports on Form 8-K filed by the registrant with the Securities and Exchange Commission on January 11, 2006, July 12, 2007, and February 24, 2009, and are incorporated by reference into this Item 1.02.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated by reference into this Item 3.03.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the termination of the Rights Agreement described in Item 1.01, on August 13, 2009, the registrant’s Board of Directors approved the filing of a Certificate of Elimination eliminating from the registrant’s Restated Certificate of Incorporation all matters set forth in the Certificate of Designations of Series A Junior Participating Preferred Stock.  On August 14, 2009, the registrant filed such Certificate of Elimination with the Secretary of State of the State of Delaware.  A copy of the Certificate of Elimination, which became effective upon filing with the Secretary of State of the State of Delaware, is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Certificate of Elimination, as filed with the Secretary of State of the State of Delaware on August 14, 2009.
4.1
Amendment dated as of August 14, 2009 to the Rights Agreement, dated January 10, 2006, as amended as of July 12, 2007, and as amended as of February 23, 2009, between the registrant and American Stock Transfer & Trust Company, as Rights Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC.
	By:	/s/ Ronald W. Johnston
	Name:	Ronald W. Johnston
	Title:	Chief Financial Officer
Date: August 17, 2009

Exhibit Index

Exhibit No.	Description
3.1	Certificate of Elimination, as filed with the Secretary of State of the State of Delaware on August 14, 2009.
4.1
Amendment dated as of August 14, 2009 to the Rights Agreement, dated January 10, 2006, as amended as of July 12, 2007, and as amended as of February 23, 2009, between the registrant and American Stock Transfer & Trust Company, as Rights Agent.